SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:


| |   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12


                         AVID SPORTSWEAR & GOLF CORP.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
                                    --------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
                                                          ----------------------
      (3)   Filing Party:
                         -------------------------------------------------------
      (4)   Date Filed:
                       ---------------------------------------------------------

                          AVID SPORTSWEAR & GOLF CORP.
                        22 SOUTH LINKS AVENUE, SUITE 204
                             SARASOTA, FLORIDA 34326

Dear Shareholder:

      You are cordially invited to attend a Special Meeting of Shareholders of Avid Sportswear & Golf Corp. The special meeting will be held on Thursday, December 28, 2000, at 9:00 a.m., local time, at the Holiday Inn, 19800 S. Vermont Avenue, Torrance, California 90502.

      Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

      We hope to see you at the meeting.

                                        Sincerely,

                                        /s/ Earl T. Ingarfield

                                        Earl T. Ingarfield
                                        President, Chief Executive Officer
                                          and Chairman


December 15, 2000

                          AVID SPORTSWEAR & GOLF CORP.
                        22 SOUTH LINKS AVENUE, SUITE 204
                             SARASOTA, FLORIDA 34326

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 28, 2000

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "SPECIAL MEETING") of Avid Sportswear & Golf Corp. (the "COMPANY") will be held on Thursday, December 28, 2000, at 9:00 a.m., local time, at the Holiday Inn, 19800 S. Vermont Avenue, Torrance, California 90502, for the following purposes, as more fully described in the attached Proxy Statement:

      1.    To  approve   an   amendment   to  the   Company's   Articles   of
Incorporation to increase the authorized common stock to 150,000,000 shares of common stock;

      2. To approve the sale of the Company's debentures pursuant to a Line of Credit Agreement (the "LINE OF CREDIT") dated as of November 28, 2000, between the Company and GMF Holdings, as well as the issuance of shares of the Company's common stock pursuant to the conversion of the debentures and the issuance of shares of the Company's common stock upon the exercise of warrants issued in connection with the Line of Credit; and

      3. To consider any other matters that may properly come before the Special Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on December 15, 2000, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at the executive offices of the Company, 22 South Links Avenue, Suite 204, Sarasota, Florida 34236.

                                    IMPORTANT

      You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

                                        By Order of the Board of Directors,

                                        /s/ Earl T. Ingarfield

                                        Earl T. Ingarfield
                                        President, Chief Executive Officer
                                          and Chairman


December 15, 2000

                                TABLE OF CONTENTS

                                                                        PAGE NO.

ABOUT THE MEETING............................................................2

            WHAT IS THE PURPOSE OF THE SPECIAL MEETING?......................2

            WHO IS ENTITLED TO VOTE?.........................................2

            WHO CAN ATTEND THE SPECIAL MEETING?..............................2

            WHAT CONSTITUTES A QUORUM?.......................................2

            HOW DO I VOTE?...................................................3

            WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?..........3

            CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?...............3

            WHAT ARE THE BOARD'S RECOMMENDATIONS?............................3

            WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?......................3

STOCK OWNERSHIP..............................................................4

            BENEFICIAL OWNERS................................................4

            DIRECTORS AND EXECUTIVE OFFICERS.................................4

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........4

PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION......................5

      RECOMMENDATION OF THE BOARD OF DIRECTORS...............................5

PROPOSAL 2 - ISSUANCE OF COMMON STOCK........................................6

      RECOMMENDATION OF THE BOARD OF DIRECTORS...............................6

      LINE OF CREDIT.........................................................6

      DESCRIPTION OF CAPITAL STOCK...........................................9


OTHER MATTERS...............................................................11

ADDITIONAL INFORMATION......................................................11


APPENDIX "A"                                                              A-1

APPENDIX "B"                                                              B-1

APPENDIX "C"                                                              C-1

APPENDIX "D"                                                              D-1

APPENDIX "E"                                                              E-1

APPENDIX "F"                                                              F-1

APPENDIX "G"                                                              G-1

                          AVID SPORTSWEAR & GOLF CORP.
                        22 SOUTH LINKS AVENUE, SUITE 204
                             SARASOTA, FLORIDA 34326
                              ---------------------

                                 PROXY STATEMENT
                               DECEMBER ___, 2000
                            -------------------------


      This proxy statement contains information related to a special meeting of shareholders of Avid Sportswear & Golf Corp., to be held on Thursday, December 28, 2000, at 9:00 a.m., local time, at the Holiday Inn, 19800 S. Vermont Avenue, Torrance, California 90502, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

      At the special meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the approval of an amendment to the Company's Articles of Incorporation to increase the authorized common stock to 150,000,000 shares of common stock and the approval of the sale of the Company's debentures and the issuance of common stock pursuant to the conversion of the debentures and the exercise of warrants in connection with a Line of Credit.

WHO IS ENTITLED TO VOTE?

      Only shareholders of record on the close of business on the record date, December 15, 2000, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE SPECIAL MEETING?

      All shareholders as of the record date, or their duly appointed proxies, may attend the special meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 8:00 a.m., and seating will begin at 8:30 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 44,479,406 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

      If you submit a proxy but do not  indicate any voting  instructions,  then
your  shares  will  be  voted  in  accordance   with  the  Board  of  Directors'
recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board of Directors' recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

      o FOR the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 150,000,000 (see page 5); and

      o FOR the sale of the Company's debentures, as well as the issuance of common stock pursuant to the conversion of the debentures and the exercise of warrants issued pursuant to the Line of Credit (see page
            6).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      INCREASE IN AUTHORIZED SHARES, ISSUANCE OF SHARES AND OTHER ITEMS. For the approval of an amendment to the Company's Articles of Incorporation to increase the authorized shares of the Company's common stock to 150,000,000 shares, the sale of the Company's debentures, as well as the issuance of common stock pursuant to the conversion of the debentures and the exercise of warrants issued pursuant to the Line of Credit and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

BENEFICIAL OWNERS

      As of December 1, 2000, other than directors and executive officers, no persons owned beneficially more than five per cent (5%) of the Company's common stock.

DIRECTORS AND EXECUTIVE OFFICERS

      The following table shows the amount of common stock of the Company beneficially owned by the Company's directors, certain executive officers and by all directors and executive officers as a group as of December 1, 2000. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of December 1, 2000, the Company had 44,479,406 shares of common stock outstanding.

                                                         SHARES           ACQUIRABLE WITHIN 60         PERCENT
         NAME AND ADDRESS                          BENEFICIALLY OWNED           DAYS (1)               OF CLASS
         ----------------                          ------------------           --------               --------
         Earl T. Ingarfield(2)                            14,256,017                200,000              35.4%

         Jerry L. Busiere                                    100,000                     --                  *

         Thomas L. Browning                                1,289,359                200,000               3.2%

         Michael LaValliere                                1,562,940                200,000               3.8%

         David Roderick                                    1,000,000                     --               2.2%

         Barnum Mow                                        1,200,000                864,477               4.5%

         All Officers and Directors as a Group            19,408,316              1,464,477              45.4%

-----------------------

*   Indicates that the ownership percent is less than one percent (1%).

(1) Reflects the number of shares that could be purchased by exercise of options available at December 1, 2000 or within 60 days thereafter under the Company's 2000 Stock Incentive Plan.

(2) Includes all stock held by Mr.Ingarfield and Lido Capital Corporation, an entity in which Mr. Ingarfield is the sole owner, officer and director.

           PROPOSAL 1 - AMENDMENT TO THE ARTICLES OF INCORPORATION

      Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 50,000,000 to 150,000,000 shares.

      The amendment to our Company's Articles of Incorporation shall provide for the authorization of 100,000,000 additional shares of our Company's common stock. Currently, 44,479,406 shares of our Company's common stock is issued and outstanding and 2,364,191 shares are reserved for issuance upon the exercise of certain outstanding options and warrants.

      If the amendment to our Company's Articles of Incorporation is adopted, Articles of Amendment shall be filed with the Nevada Secretary of State so that the first paragraph of Article IV of the Articles of Incorporation shall be as follows:

            "The amount of the total authorized capital stock of the corporation shall be ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), consisting of ONE HUNDRED FIFTY MILLION (150,000,000) shares of common stock, par value $0.001 per share."

      Our Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, including the Line of Credit, if approved, for possible future acquisition transactions and other general corporate purposes. Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.

                   Recommendation of the Board of Directors

      Our Board of Directors unanimously recommends a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 50,000,000 to 150,000,000 shares.

                      PROPOSAL 2 - ISSUANCE OF COMMON STOCK

      On November 28, 2000, the Company entered into a Line of Credit Agreement (the "LINE OF CREDIT") with GMF Holdings (the "INVESTOR"). Pursuant to the Line of Credit, our Company may, at its discretion, periodically issue and sell to the Investor debentures for a total purchase price of up to $10 million. The Investor may convert at any time, until payment in full of the debentures, all or any part of the principal amount of the debentures, plus accrued interest, into shares of our Company's common stock at a price per share equal to an amount equal to 80% of the lowest closing bid price of our common stock on a principal trading market for the 20 days immediately preceding the date of conversion by the Investor. In connection with the Line of Credit, our Company will also issue warrants to purchase up to 1,680,000 shares of our Company's common stock to the placement agent. The warrants will have an exercise price of $0.35 per share. The effectiveness of the issuance of the debentures pursuant to the Line of Credit and the warrants is conditioned upon our Company registering with the Securities and Exchange Commission the sale of the common stock underlying the debentures to be sold to the Investor.

      The following description of the Line of Credit does not purport to be complete and is qualified in its entirety by reference to the Line of Credit Agreement attached hereto as Appendix "A." Also attached hereto are the following documents:

      o Form of Debenture dated as of November 28, 2000, given by the Company to the Investor attached hereto as Appendix "B."

      o Registration Rights Agreement dated as of November 28, 2000, between the Company and the Investor attached hereto as Appendix "C."

      o Form of Warrant dated as of November 28, 2000, given by the Company to the May Davis Group, Inc. attached hereto as Appendix "D."

      o Registration Rights Agreement dated as of November 28, 2000, between the Company and the May Davis Group, Inc. attached hereto as Appendix "E."

      o Placement Agent Agreement dated as of November 28, 2000, between the Company and the May Davis Group, Inc. attached hereto as Appendix "F."

      o Escrow Agreement dated as of November 28, 2000, between the Company, the May Davis Group, Inc. and First Union National Bank attached hereto as Appendix "G."


                   Recommendation Of The Board Of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE SALE OF COMPANY'S DEBENTURES AS WELL AS THE ISSUANCE OF COMMON STOCK PURSUANT TO THE LINE OF CREDIT AND UPON EXERCISE OF WARRANTS ISSUED IN CONNECTION THEREWITH.

                                 LINE OF CREDIT

      ADVANCES. Pursuant to the Line of Credit, our Company may periodically sell debentures to the Investor to raise capital to fund our working capital needs. The periodic sale of shares is known as an advance. Our Company may request an advance every 15 days.

      MECHANICS. Our Company may, at its discretion, request advances from the Investor by written notice, specifying the amount requested up to the maximum advance amount. A closing will be held 25 days after such written notice at which time our Company will deliver the debentures and the Investor will pay the advance amount. Our Company has the ability to determine when and if it desires to draw an advance. The minimum advance amount requirement is $25,000.

      COMMITMENT PERIOD. Our Company may request an advance at any time during the commitment period. The commitment period begins on the date the Securities and Exchange Commission first declares effective a Registration Statement registering the sale of the shares of common stock to be issued to the Investor upon conversion of the debentures under the Line of Credit. The commitment period expires on the earliest to occur of (i) the date on which the Investor has made advances totaling $10 million or (ii) November 28, 2002 (i.e., two years from the date of the Line of Credit).

      MAXIMUM ADVANCE AMOUNT. Our Company may not request advances in excess of a total of $10 million. In addition, each individual advance is subject to a maximum advance amount based on an average daily volume of our Company's common stock. Each advance is equal to 150% of the average daily volume of our Company's common stock multiplied by a bid price factor.

      CONVERSION PRICE. The debentures sold under the Line of Credit may be converted into shares of our Company's common stock at a price per share equal to an amount equal to 80% of the lowest closing bid price of the common stock on a principal trading market for the 20 days immediately preceding the date of conversion by the Investor. Note that the net proceeds to be received by our Company will be less due to its obligation to pay a placement agent fee of 8.4% of each advance to the May Davis Group, Inc. See "Net Proceeds" and "Placement Agent."

      NUMBER OF SHARES TO BE ISSUED. Our Company cannot predict the actual number of shares of common stock that will be issued pursuant to the Line of Credit, in part, because the conversion price of the shares will fluctuate based on prevailing market conditions and our Company has not determined the total amount of advances it intends to draw. Nonetheless, our Company can estimate the number of shares of common stock that will be issued using certain assumptions. Assuming our Company requested an advance of the entire $10 million available under the Line of Credit in a single advance (which is not permitted under the terms of the Line of Credit) at $.22 per share, then our Company would issue 45,454,545 shares of common stock to the Investor, plus warrants to purchase
1,680,000 shares of common stock to the placement agent. These shares would represent 50.5% of our Company's outstanding capital stock (51.5% if the shares to be issued upon exercise of the warrants held by the placement agent are taken into account) upon issuance. To assist our shareholders in evaluating the number of shares of common stock which could be issued to the Investor at various prices, our Company has prepared the following table. This table shows the number of shares of our Company's common stock that would be issued with and without warrants at various prices.

         CONVERSION PRICE:                   $.25            $.30            $.35           $.40            $.50
         ----------------                    ----            ----            ----           ----            ----

         NO. OF SHARES(1):                  40,000,000      33,333,333      28,571,429     25,000,000      20,000,000

         TOTAL OUTSTANDING EXCLUDING
         WARRANTS(2):                       84,479,406      77,812,739      73,050,835     69,479,406      64,479,406

         PERCENT OUTSTANDING
         EXCLUDING WARRANTS(3):                  47.4%           42.8%           39.1%          36.0%           31.0%

         NO. OF WARRANTS(4):                 1,680,000      1,1680,000       1,680,000      1,680,000       1,680,000

         TOTAL OUTSTANDING INCLUDING
         WARRANTS(5):                       86,159,406      79,492,739      74,730,835     71,159,406      66,159,406

         PERCENT OUTSTANDING
         INCLUDING WARRANTS(6):                  48.4%           44.1%           40.5%          37.5%           32.8%

------------------------

(1) Represents the number of shares of common stock to be issued to the Investor upon conversion of the debentures at the prices set forth in the table.

(2) Represents the total number of shares of common stock outstanding after the issuance of the shares to the Investor and excludes the issuance of shares to the placement agent upon the exercise of warrants granted to it.

(3) Represents the shares of common stock to be issued upon conversion of the debentures as a percentage of the total number shares outstanding, excluding the warrants issued to the placement agent.

(4)   Represents 1,680,000 warrants to be issued to the placement agent.

(5) Represents the total number of shares of common stock outstanding after the issuance of the shares to the Investor upon conversion of the debentures, including the issuance of shares to the placement agent upon the exercise of warrants granted to it.

(6) Represents the shares of common stock to be issued as a percentage of the total number shares outstanding, including the warrants issued to the placement agent.

      REGISTRATION RIGHTS. Our Company granted to the Investor certain registration rights. Pursuant to the Registration Rights Agreement, our Company is obligated to register the sale of the shares of common stock to be issued to the Investor upon the conversion of the debentures. The cost of this registration will be borne by our Company.

      NET PROCEEDS. Our Company cannot predict the total amount of proceeds to be raised in this transaction, in part, because our Company has not determined the total amount of the advances it intends to draw. However, our Company expects to incur approximately $100,000 of expenses, consisting primarily of professional fees incurred in negotiating and completing the Line of Credit and to be incurred in connection with registering the shares upon the Investor's conversion of the debentures pursuant to the Registration Rights Agreement. In addition, our Company is obligated to pay the placement agent, May Davis Group, Inc., a cash placement agent fee equal to 8.4% of each advance.

      USE OF PROCEEDS. Our Company intends to use the net proceeds received under the Line of Credit for general working capital purposes.

      PLACEMENT AGENT. Our Company retained the May Davis Group, Inc. to act as its placement agent in connection with the Line of Credit. For its services, our Company will pay a cash placement agent fee to the May Davis Group, Inc. equal to 8.4% of each advance. Further, our Company granted to the May Davis Group, Inc. warrants to purchase 1,680,000 shares of our Company's common stock at an exercise price of $0.35 per share. The warrants are exercisable immediately upon receiving shareholder approval. The May Davis Group, Inc., has indicated that the warrants will be transferred to the following:

                                    NUMBER OF
       NAME:                        WARRANTS:

       Mark Angelo                    420,000
       Hunter Singer                  420,000
       Joseph Donahue                 420,000
       Robert Farrell                 420,000

      The exercise price of the warrants will be reduced if our Company issues or sells shares of common stock for, or issues securities convertible into shares of common stock with a conversion or exercise price of, less than the average closing bid prices of our Company's common stock for the 10 trading days immediately preceding the date of issuance, or in the case of options issued to employees after 30 days of the employee's start date, the closing bid price on the date of issuance. In such event, the exercise price of the warrants will be reduced to the price at which such common stock was issued or sold or to the exercise price of such convertible securities. All warrants are exercisable for five years after the date of issuance. The holders of the warrants may, under certain circumstances, exercise the warrants pursuant to a cashless exercise.

      The Company granted certain registration rights to the May Davis Group, Inc. and any subsequent holder of such warrants, including the parties set forth above. Pursuant to the Registration Rights Agreement, the Company is obligated to register the sale of the shares of common stock underlying the warrants. The cost of this registration will be borne by the Company.

                          Description of Capital Stock

      AUTHORIZED CAPITAL STOCK. The authorized capital stock of our Company consists of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock. As of the date hereof, our Company has 44,479,406 shares of common stock outstanding. The Company also has the following options and warrants outstanding:

           TYPE                  NUMBER OF SHARES           EXERCISE PRICE

          Options                    600,000                     $0.30

          Options                    864,477                    $0.375

          Options                    475,000                     $0.35

         Warrants                    100,000                     $0.50

         Warrants                    285,714                     $1.50

         Warrants                     39,000                     $0.01

      The following description is of the material terms of our capital stock. Additional information may be found in our Company's Articles of Incorporation included as an exhibit to our Registration Statement on Form 10-SB (as amended) filed with the Securities and Exchange Commission.

      COMMON STOCK. Each share of our common stock entitles the holder to one vote on each matter submitted to a vote of our shareholders, including the election of directors. There is no cumulative voting. Subject to preferences that may be applicable to any outstanding preferred stock, shareholders are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors. Shareholders have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the common stock. In the event of liquidation, dissolution or winding up of our Company, shareholders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

      PREFERRED STOCK. Our Board of Directors is authorized, subject to any limitations prescribed by the Nevada Revised Statutes, or the rules of any quotation system or national securities exchange on which stock of our Company may be quoted or listed, to provide for the issuance of shares of preferred stock in one or more series; to establish from time to time the number of shares to be included in each such series; to fix the rights, powers, preferences, and privileges of the shares of such series, without any further vote or action by the shareholders. Depending upon the terms of the preferred stock established by our Board of Directors, any or all series of preferred stock could have preference over the common stock with respect to dividends and other distributions and upon liquidation of our Company or could have voting or conversion rights that could adversely affect the holders of the outstanding common stock. Our Company has no present plans to issue any shares of preferred stock.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION, BYLAWS AND NEVADA LAW

      The following provisions of the Articles of Incorporation and Bylaws of our Company could discourage potential acquisition proposals and could delay or prevent a change in control of our Company. Such provisions may also have the effect of preventing changes in the management of our Company, and preventing shareholders from receiving a premium on their common stock.

      AUTHORIZED BUT UNISSUED STOCK. The authorized but unissued shares of common stock and preferred stock are available for future issuance without shareholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans.

      BLANK CHECK PREFERRED STOCK. The existence of authorized but unissued and unreserved shares of preferred stock may enable our Board of Directors to issue shares to persons friendly to current management which would render more difficult or discourage an attempt to obtain control of our Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of our Company's management.

      NEVADA BUSINESS COMBINATION LAW. The State of Nevada has enacted legislation that may deter or frustrate takeovers of Nevada corporations. The Nevada Business Combination Law generally prohibits a Nevada corporation from engaging in a business combination with an "interested shareholder" (defined generally as any person who beneficially owns 10% or more of the outstanding voting stock of our Company or any person affiliated with such person) for a period of three years following the date that such shareholder became an interested shareholder, unless the combination or the purchase of shares made by the interested shareholder on the interested shareholder's date of acquiring shares is approved by the board of directors of the corporation before that date. A corporation may not engage in any combination with an interested shareholder of the corporation after the expiration of three years after his date of acquiring shares unless:

      o The combination or the purchase of shares made by the interested shareholder is approved by the board of directors of the corporation before the date such interested shareholder acquired such shares;

      o A combination is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested shareholder proposing the combination, or any affiliate or associate of the interested shareholder proposing the combination, at a meeting called for that purpose no earlier than three years after the interested shareholder's date of acquiring shares; or

      o The aggregate amount of cash and the market value, as of the date of consummation, of consideration other than cash to be received per share by all of the holders of outstanding common shares of the corporation not beneficially owned by the interested shareholder, satisfies the fair value requirements of Section 78.441 of Nevada Revised Statutes.

      SPECIAL MEETINGS OF SHAREHOLDERS. Special meetings of the shareholders of our Company may be called by our Board of Directors or other persons authorized to do so under Nevada law. Under applicable Nevada law, shareholders do not have the right to call a special meeting of the shareholders. This may have the effect of discouraging potential acquisition proposals and could delay or prevent a change in control of our Company by precluding a dissident shareholder from forcing a special meeting to consider removing the Board of Directors or otherwise.

      TRANSFER AGENT AND REGISTRAR. Transfer Online is the transfer agent and registrar for our common stock. Its address is 227 S.W. Pine Street, Suite 300, Portland, Oregon 97204.


                                  OTHER MATTERS

      As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the special meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                             ADDITIONAL INFORMATION

      ADVANCE NOTICE PROCEDURES. Under our Company's bylaws, no business may be brought before a special meeting unless it is specified in the notice of the meeting (which includes shareholder proposals that our Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by or at the discretion of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 120 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in our Company's proxy statement.

      PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of solicting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solictation materials to the beneficial owners of stock.

      INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules are incorporated by reference to the Company's Amendment No. 5 to Form 10-SB Registration Statement and quarterly report on Form 10-QSB for the period ended September 30, 2000, which are being delivered to the shareholders with this proxy statement In order to facilitate compliance with Rule 2-02(a) of the Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Earl T. Ingarfield

                                           Earl T.Ingarfield
                                           Chief  Executive  Officer,  President
                                           and Chairman


Sarasota, Florida
December 15, 2000

                                  APPENDIX "A"

                            LINE OF CREDIT AGREEMENT

      THIS LINE OF CREDIT AGREEMENT is dated as of the 28th day of November 2000, (the "AGREEMENT") between GMF Holdings (the "INVESTOR") and Avid Sportswear and Golf Corp., a corporation organized and existing under the laws of the State of Nevada (the "COMPANY").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to Ten Million ($10,000,000) Dollars of Debentures for a total purchase price of Ten Million ($10,000,000) Dollars; and

      WHEREAS,  such investments will be made in reliance upon the provisions of
Section 4(2) ("SECTION 4(2)") and the Regulation D ("REGULATION D") of the Securities Act of 1933, as amended, and the regulations promulgated there under (the "SECURITIES ACT"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in the Debentures to be made hereunder; and

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

      Section 1.1 "ADVANCE" shall mean each occasion the Company elects to exercise its right to tender an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement.

      Section 1.2 "ADVANCE NOTICE DATE" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than fifteen Trading Days after the prior Advance Notice Date.

      Section 1.3 "ADVANCE DATE" shall mean the date Butler Gonzalez LLP/First Union Escrow Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Placement Agent's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and Butler Gonzalez LLP can release the free trading shares to the Company. No Advance Date shall be less than twenty-five (25) Trading Days after an Advance Notice Date.

      Section 1.4 "ADVANCE NOTICE" shall mean a written notice to the Investor setting forth the Advance Amount that the Company requests from the Investor and Compliance Certification from the Company as attached hereto as Exhibit B.

      Section 1.5 "AVERAGE DAILY VOLUME" shall be computed using the forty (40) trading days prior to the Advance Date.

      Section 1.6 "BID PRICE" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of

Securities Dealers, Inc, for the five trading days immediately preceding such date.


      Section 1.7 "CLOSING" shall mean one of the closings of a purchase and sale of the Debentures pursuant to Section 2.1.

      Section 1.8 "COMMITMENT AMOUNT" shall mean the $10,000,000 up to which the Investor has agreed to provide to the Company in order to purchase the Debentures pursuant to the terms and conditions of this Agreement.

      Section 1.9 "COMMITMENT PERIOD" shall mean the period commencing on the earlier to occur of the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have purchased Debentures pursuant to this Agreement in the amount of at least $10,000,000 unless such date is extended by the Investor, (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring two years from the date hereof.

      Section 1.10 "COMMON STOCK" shall mean the Company's common stock, par value $0.001 per share.

      Section 1.11 "CONDITION SATISFACTION DATE" shall have the meaning set forth in Section 7.2.

      Section 1.12 "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

      Section 1.13 "DEBENTURES" shall mean the Debenture in the form of Exhibit C annexed hereto.

      Section 1.14 "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

      Section 1.15 "ESCROW AGENT" shall be First Union National Bank or its successors.

      Section 1.16 "ESCROW AGREEMENT" shall mean the document which is annexed hereto and referenced in Section 7.2 Subparagraph J of this Agreement.

      Section 1.17 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated there under.

      Section  1.18  "LEGEND"  shall mean that  "legend" as set forth in Section
9.1.

      Section 1.19 "MARKET PRICE" shall mean the lowest closing Bid Price of the Common Stock over the twenty Pricing Period.

      Section 1.20 "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, Bid Price, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Debenture, the Registration Rights Agreement or the Escrow Agreement in any material respect.

      Section 1.21 "MAXIMUM ADVANCE AMOUNT" shall be equal to one hundred fifty percent (150%) of the average daily volume of the Company's Common Stock multiplied by the Purchase Price during the Pricing Period.

      Section 1.22 "NASD" shall mean the National Association of Securities Dealers, Inc.

      Section  1.23  "PERSON"  shall  mean  an  individual,  a  corporation,   a
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Section 1.24 "PLACEMENT AGENT" shall mean May Davis Group, Inc.

      Section 1.25 "PURCHASE PRICE" shall be set at 80% of the Market Price.

      Section 1.26 "PRINCIPAL MARKET" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Over the Counter Bulletin Board ("OTCBB") whichever is at the time the principal trading exchange or market for the Common Stock.

      Section 1.27 "PRICING PERIOD" shall mean the ten (10) trading day period beginning on the Advance Notice Date and ending on the closing date of the particular traunche.

      Section 1.28 "REGISTRABLE SECURITIES" shall mean the shares of Common Stock (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act (?Rule 144") are met or (iii) which have not been otherwise transferred to holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

      Section 1.29 "REGISTRATION RIGHTS AGREEMENT" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor on the Subscription Date annexed hereto as Exhibit D.

      Section 1.30 "REGISTRATION STATEMENT" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.


      Section 1.31 "REGULATION D" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.32 "SEC" shall mean the Securities and Exchange Commission.

      Section 1.33 "SECTION 4(2)" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.34 "SECURITIES ACT" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.35 "SEC DOCUMENTS" shall mean the Form 10-KSB, Form 10-QSB, Form 8-K, Form 10-SB, Form SB-2, or Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

      Section 1.36 "SUBSCRIPTION DATE" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

      Section 1.37 "TRADING DAY" shall mean any day during which the New York Stock Exchange shall be open for business.


                                   ARTICLE II
                                    ADVANCES

      Section 2.1 INVESTMENTS.

            (a) ADVANCES. Upon the terms and conditions set forth herein (including without limitation, the provisions of Article VII hereof), on any Advance Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The amount of the Debenture that the Investor shall receive pursuant to such Advance shall be equal to the amount of the Advance specified in the Advance Notice, which Advance shall not exceed the Maximum Advance Amount on such date.

      Section 2.2 MECHANICS.

            (a) ADVANCE NOTICE. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 2.4; provided, however, the amount for each Advance as designated by the Company in the applicable Advance notice shall not be (i) less than $25,000, or (ii) more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount, unless otherwise agreed by the Investor in the Investor's sole and absolute discretion.

            (b) DATE OF DELIVERY OF ADVANCE NOTICE. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

      Section 2.3 CLOSINGS. On each Advance Date for an Advance, which shall be within five (5) Trading Days of an Advance Notice, (i) the Company shall deliver to the Escrow Agent one or more Debentures at the Investor's option, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor and (ii) the Investor shall deliver to escrow the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds to the Escrow Agent on or before the Advance Date. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Debentures to the Investor shall occur out of escrow in accordance with the conditions set forth above and those contained in the Escrow Agreement referred to in Section 7.2(j); provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor's counsel, Escrow Agent, and the Placement Agent in accordance with Section 13.4, the amount of such fees, expenses, and disbursements must be paid by the Company in immediately available funds from the Amount of the Advance held by the Escrow Agent, at the direction of the Investor, to Investor's counsel, the Escrow Agent, and the Placement Agent with no reduction in the amount of Debenture on such Advance Date.

      Section 2.4 TERMINATION OF INVESTMENT. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty
(30) Trading Days during the Commitment Period, for any reason other than deferral or suspensions in accordance with the Registration Rights Agreement as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act or (ii) the Company shall at any time fail materially to comply with the requirements of Section 6.3, 6.4 or 6.6.

      Section 2.5 AGREEMENT TO ADVANCE FUNDS.

            (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company within five (5) Trading Days after the completion of each of the following conditions and the other conditions set forth in this
Agreement:

                  (i) the execution and delivery by the Company, and the Investor, or this Agreement, and all Exhibits and Attachments hereto;

                  (ii) delivery into escrow by the Company of the original Debenture;

                  (iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

                  (iv) the Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject; and

                  (v)   payment of fees as set forth in Section 13.4 below.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

      Investor represents and warrants to, and agrees with, the Company that:

      Section 3.1 ORGANIZATION AND AUTHORIZATION. Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has all right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitation, the Registration Rights Agreement), on behalf of the Investor. This Agreement and all other instruments contemplated herein (including without limitation the Registration Rights Agreement) have been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

      Section 3.2 EVALUATION OF RISKS. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk. The Investor acknowledges that it has been furnished with, and has carefully read the applicable form of Debenture and form of Registration Rights Agreement.

      Section 3.3 INDEPENDENT COUNSEL. The Investor acknowledges that it has been advised to consult with its own attorney regarding legal matters concerning the Company and to consult with its tax advisor regarding the tax consequences of acquiring the securities issuable hereunder.

      Section 3.4 NO REGISTRATION. The Investor understands that the Debenture and Common Stock underlying the Debenture issuable hereunder have not been registered under the Act or any other securities laws but are being offered and sold to it in reliance upon specific exemptions from the registration requirements of Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the securities hereunder.

      Section 3.5 INVESTMENT PURPOSE. The securities are being purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor is neither an underwriter, nor a dealer in, the Debenture or the Common Stock issuable on conversion thereof. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities law or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

      Section 3.6 ACCREDITED INVESTOR STATUS. Each Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

      Section 3.7 INFORMATION. Such Investor and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision, which have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained in Section 4 below. Such Investor understands that its investment involves a high degree of risk. Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. Such Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

      Section 3.8 RECEIPT OF DOCUMENTS. Such Investor and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, the Escrow Agreement, the Debenture and the Registration Rights Agreement; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-SB; (iv) the Company's Forms 10-QSB for the periods ended March 31, June 30 and September 30, 2000, (v) the Company's Form SB-2 filed in July 2000; and (vi) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished or relied on any other documents, literature, memorandum or prospectus.

      Section 3.9 REGISTRATION RIGHTS. The parties have entered into the Registration Rights Agreement.

      Section 3.9 NO ADVERTISEMENTS. The Investor is not entering into this Agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

      Section 3.10 NOT AN AFFILIATE. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company. The Investor agrees that following the date of the Agreement it will not, and will cause its Affiliates not to engage in any short sales, swaps, purchasing of puts, or other hedging activities with respect to the Common Stock or any activity that involves the direct or indirect use of Common Stock to hedge its investment in the Debentures until the expiration of the conversion period of the Debentures.

      Section 3.11 AUTHORIZATION, ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and is a valid and binding agreement of such Investor enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

      Section 3.12 DUE FORMATION OF CORPORATE AND OTHER INVESTORS. If the Investor is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of this transaction and is not prohibited from doing so.

      Section 3.13 DUE AUTHORIZATION OF FIDUCIARY INVESTORS. If the Investor is purchasing the Securities in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Investor has been duly authorized and empowered to execute this Agreement and such other person fulfills all the requirements for this transaction and agrees to be bound by the obligations, representations, warranties, and covenants contained herein. Upon request of the Company, the Investor will provide true, complete and current copies of all relevant documents creating the Investor, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

      Section 3.14 FURTHER REPRESENTATIONS BY FOREIGN INVESTORS. If Investor is not a U.S. Person (as defined), such Investor hereby represents that such Investor is satisfied as to full observance of the laws of such Investor jurisdiction in connection with any invitation to subscribe for the securities or any use of this Agreement, including: (i) the legal requirements of such Investor's jurisdiction for the purchase of the securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the securities. Such Investor's subscription and payment for, and such Investor's continued beneficial ownership of, the securities will not violate any applicable securities or other laws of such Investor's jurisdiction. The term "U.S. Person" as used herein shall mean any person who is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing.

                                   ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as stated below or in the SEC documents (the "SEC DOCUMENTS"), the Company hereby represents and warrants to, and covenants with, the Investors that the following are true and correct as of the date hereof and as of the Advance Date:

      Section 4.1 ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

      Section 4.2. AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, and to consummate the transactions contemplated hereby in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, shares of Common Stock upon the conversion of the Debentures (the "DEBENTURE SHARES"), have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement and the Registration Rights Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

      Section 4.3 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which as of date hereof, 44,479,406 shares were issued and outstanding, and 10,000,000 shares of preferred stock, no par value, of which no shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except for certain convertible loans payable to the Company's CEO and certain directors as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreements). Other than in connection with the $300,000 of debentures issued in October, 2000, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Debenture, the Debenture Shares, the Warrants, or the Warrant Shares as described in this Agreement. The Company has made available to the Investors true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

      Section 4.4 NO CONFLICT. Except as disclosed in SEC Documents the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The Nasdaq Stock Market Inc.'s OTC Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in the Disclosure Schedule, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

      Section 4.6 NO DEFAULT. Except as set forth in Section 4.5 or as described in the SEC Documents, the Disclosure Schedule, and/or this Agreement the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the Exhibits or attachments hereto, including the conversion provision of the Debentures, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, other than anti-dilution provisions of certain agreements and instruments with respect to warrants and other Common Stock equivalents, or any statute or the memorandum or Articles of the Company or any decree, judgment, order rules of regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a material adverse effect on the Company's business and financial condition.

      Section 4.7 ABSENCE OF EVENTS OF DEFAULT. Except for matters described in the SEC Documents, the Disclosure Schedule and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's business, properties, prospects, financial condition or results of operations.

      Section 4.8 GOVERNMENTAL CONSENT, ETC. Except for matters described in the SEC Documents, the Disclosure Schedule and/or this Agreement and except for any required registration or filings with applicable federal or state securities authorities, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the securities hereunder, or the consummation of any other transaction contemplated hereby.

      Section 4.9 INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth in the Disclosure Schedule, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets, or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on the SEC Documents, the Disclosure Schedule and/or this Agreement , to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

      Section 4.10 EMPLOYEE RELATIONS. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

      Section 4.11 ENVIRONMENTAL LAWS. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

      Section 4.12 TITLE. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, and except as described in the SEC Documents, the Disclosure Schedule and/or this Agreement, free and clear of all liens, encumbrances and defects, the Disclosure Schedule and/or this Agreement such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      Section 4.13 INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

      Section 4.14 REGULATORY PERMITS. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

      Section 4.15 INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      Section 4.16 NO MATERIALLY ADVERSE CONTRACTS, ETC. Except as set forth in the SEC Documents, the Disclosure Schedule and/or this Agreement, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

      Section 4.17 LITIGATION. Except as disclosed in the SEC Documents, the Disclosure Schedule and/or this Agreement, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

      Section 4.18 TITLE TO ASSETS. Except as set forth in the SEC Documents, the Disclosure Schedule and/or this Agreement, the Company has good and marketable title to all properties and material assets described in the SEC Documents as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company.

      Section 4.19 SUBSIDIARIES. Except as disclosed in the SEC Documents, the Disclosure Schedule and/or this Agreement, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

      Section 4.20 REQUIRED GOVERNMENTAL PERMITS. Except as set forth in the SEC Documents, the Disclosure Schedule and/or this Agreement, the Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

      Section 4.21 OTHER OUTSTANDING SECURITIES/FINANCING RESTRICTIONS. As of the date hereof only, other than warrants and options to acquire shares of Common Stock as disclosed in the SEC Documents, there are no other warrants and options registered with the SEC, which are available for sale as unrestricted ("free trading") stock.

      Section 4.22 USE OF PROCEEDS. The Company represents that the net proceeds from this offering will be used for working capital purposes and/or general corporate purposes. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director, or employee of the Company.

      Section 4.23 FURTHER REPRESENTATION AND WARRANTIES OF THE COMPANY. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use commercially reasonable efforts to maintain the listing of its Common Stock on the NASDAQ Small Cap Stock Market and/or the OTCBB.

      Section 4.24 SEC FILINGS/FULL DISCLOSURE. Since June 1, 2000 the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company has delivered to the Investors or their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "FINANCIAL STATEMENTS") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investors which is not included in the SEC Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Section 4.25 FULL DISCLOSURE. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Investor that (i) could reasonably be expected to have a material adverse effect on the financial condition or in the earnings, business affairs, business prospects, properties or assets of the Company, or
(ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

      Section 4.26 OPINION OF COUNSEL. Investor shall receive an opinion letter from counsel to the Company (updated where applicable) prior to each Closing substantially to the effect that:

            (a) the Company is incorporated and validly existing in the jurisdiction of its incorporation. The Company and/or its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where, to such counsel's knowledge, the Company and/or its subsidiaries owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conduct its business.

            (b) to such counsel's knowledge, except for matters disclosed in the SEC Documents, there is no action, proceeding or investigation pending, or threatened against the Company which might result, either individually or in the aggregate, in any material adverse change in the business or financial condition of the Company.

            (c) to such counsel's knowledge, except for matters disclosed in the SEC Documents, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

            (d) the shares of Common Stock issuable upon the conversion of the Debentures, based on the Bid Price on the day of such closing, have been duly authorized and upon issuance will be validly issued under the laws of the Company's state of incorporation.

            (e) this Agreement, the issuance of the Debentures hereunder, and the shares of Common Stock issuable upon conversion of the Debentures, have been duly approved by all required corporate action and that all such shares of Common Stock, upon execution and delivery that shall be validly issued and outstanding, fully paid and nonassessable.

            (f) the issuance of the Debentures and the shares of Common Stock issuable upon conversion thereof, does not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

            (g) the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of preferred stock.

            (h) the Common Stock is registered pursuant to Section 12(g) of the Securities and Exchange Act of 1934

      Section 4.27 OPINION OF COUNSEL. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to convert, exercise or sell the securities issuable hereunder, including, but not limited to, obtaining for Investors, at the Company's expense an opinion of counsel, subject only to receipt of a Notice of Conversion as set forth in the Debenture, duly executed by the Investor which shall be satisfactory to the Transfer Agent, directing the Transfer Agent to remove the self-liquidating legend.

      Section 4.28 DILUTION. The Company is aware and acknowledges that conversion of the Debentures could cause dilution to existing shareholder and could significantly increase the outstanding number of shares of Common Stock.

      Section 4.29 TAX STATUS. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                                    ARTICLE V
                                 INDEMNIFICATION

      Section 5.1 INDEMNIFICATION. Each of the Company and the Investors agree to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (Including reasonable attorney's fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

      Section 6.1 REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

      Section 6.2 RESERVATION OF COMMON STOCK. The Company shall authorize and reserve and keep available at all times, free of preemptive rights, a shares of Common Stock as shall be necessary for the purpose of enabling the Company to satisfy any obligation to issue shares of Common Stock underlying the Debentures, such number of shares of Common Stock to be reserved shall be calculated based upon the Bid Price of the Common Stock from time to time while such Debentures are outstanding. The number of shares so reserved from time to time, while such Debentures are outstanding, as theretofore increased or reduced as hereinafter provided, may be limited to shares issuable under outstanding Debentures at the Bid Price reduced by the number of shares actually delivered pursuant to the Debentures and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue.

      Section 6.3 LISTING OF COMMON STOCK. The Company further agrees, if the Company applies to have the Common Stock traded on any Principal Market, other than the Nasdaq Small Cap Market, it will include in such application the shares of Common Stock issuable upon the conversion of the Debentures and will take such other action as is necessary or desirable in the opinion of the investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible and will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

      Section 6.4 EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules there under to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

      Section 6.5 LEGENDS. The certificates evidencing the Common Stock to be sold by the Investor pursuant to Section 9.1 shall be free of legends, except as set forth herein.

      Section 6.6 CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

      Section 6.7 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION: SUSPENSION OF RIGHT TO MAKE AN ADVANCE. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities; (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

      Section 6.8 EXPECTATIONS REGARDING ADVANCE NOTICES. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance
Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

      Section 6.9 CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "CONSOLIDATION EVENT") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

      Section 6.10 ISSUANCE OF DEBENTURES. The sale of the Debentures and the issuance of the shares of Commons Stock pursuant to conversion hereof shall be made in accordance with the provision and requirements of Section 4(2) of the Securities Act, or Regulation D and any applicable state securities law.

                                   ARTICLE VII
                     CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

      Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE DEBENTURES. The obligation hereunder of the Company to issue and sell the Debentures to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

            (a) ACCURACY OF THE INVESTOR'S REPRESENTATION AND WARRANTIES. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

            (b) PERFORMANCE BY THE INVESTOR. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

      Section 7.2 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER AN ADVANCE NOTICE AND THE OBLIGATION OF THE INVESTOR TO PURCHASE DEBENTURES. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for the Debentures incident to a Closing is subject to the satisfaction or waiver by the Investor, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "CONDITION SATISFACTION DATE"), of each of the following conditions:

            (a) REGISTRATION OF THE COMMON STOCK WITH THE SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Date.

            (b)  AUTHORITY.  The  Company  shall have  obtained  all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the Debentures and the shares of Common Stock issuable upon the conversion thereof, or shall have the availability of exemptions therefrom. The sale and issuance of the Debentures and the shares of Common Stock issuable upon the conversion thereof shall be legally permitted by all laws and regulations to which the Company is subject.

            (c) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction

Date,   except   for  any   conditions   which  have   temporarily   caused  any
representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor.

            (d) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Debenture and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

            (e) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            (f) ADVERSE CHANGES. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

            (g) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal market). The Company shall not have received any notice threatening the listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

            (h) MAXIMUM ADVANCE AMOUNT. The amount of the advance requested by the Company does not exceed the Maximum Advance Amount.

            (i) NO KNOWLEDGE. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen (15) Trading Days following the Trading Day on which such Notice is deemed delivered).

            (j) ESCROW AGREEMENT. The parties hereto shall have entered into the Escrow Agreement in the form annexed hereto.

            (k) OTHER. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, including, without limitation, a certificate executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

                                  ARTICLE VIII
              DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

      Section 8.1 DUE DILIGENCE REVIEW. Prior to the filing of the Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

      Section 8.2 NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

            (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

            (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX
                                     LEGENDS

      Section 9.1 LEGENDS. The Debentures will bear, and the Common Stock will also bear a similar a legend, substantially in the form below (the "LEGEND"):

            THESE SECURITIES AND THE SHARES ISSUABLE UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    ARTICLE X
                           CHOICE OF LAW/JURISDICTION

      Section 10.1 CHOICE OF LAW; VENUE; JURISDICTION. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this Paragraph.

                                   ARTICLE XI
                             ASSIGNMENT; TERMINATION

      Section 11.1 ASSIGNMENT. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall insure to the benefit of, and be enforceable by, any permitted transferee of any of the Debentures purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the covenants of Article V.

      Section 11.2 TERMINATION. The obligations of the Investor to make Advances under Article II hereof shall terminate three (3) years after the date hereof.

                                   ARTICLE XII
                                     NOTICES

      Section 12.1 NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.

      Any notice or other communication requested or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designed below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on upon actual receipt of any mailing or delivery, whichever shall first occur. The addresses for such communications shall be:

             If to the Company, to: Avid Sportswear and Golf Corp.
                                    22 South Links Avenue - Suite 204
                                    Sarasota, Fl 34236
                                    Attention:  Earl Ingarfield
                                                President and Chief Executive
                                                Officer
                                    Telephone:  (941) 330-8051
                                    Facsimile:  (941) 366-6017

             with a copy to:        Kirkpatrick & Lockhart LLP
                                    201 South Biscayne Blvd. - Suite 2000
                                    Miami, Fl 33131
                                    Attention:  Clayton E. Parker, Esq.
                                    Telephone:  (305) 539-3300
                                    Facsimile:  (305) 358-7095

             If to the Transfer Agent, to:   Transfer On Line
                                             2227 S.W. Pine Street, Suite 300
                                             Portland, Oregon 97204
                                             Attn: Gina Beckett

      If to the Investor, at the address listed on Schedule A.

      Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days prior written notice of such changed address or facsimile number to the other party hereto.

                                  ARTICLE XIII
                                  MISCELLANEOUS

      Section 13.1 COUNTERPARTS/FACSIMILE/AMENDMENTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

      Section 13.2 ENTIRE AGREEMENT. This Agreement, the Exhibits or Attachments hereto, which include but are not limited to the Debenture, the Escrow Agreement, and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understanding between the parties, both oral and writing relating to the line of credit.

      Section 13.3 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

      Section 13.4      FEES AND EXPENSES.

            (a) LEGAL FEES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay the sum of Twenty Thousand Dollars ($20,000), to Butler Gonzalez LLP for legal, administrative, and escrow fees, upon execution of this Agreement. Subsequently on each advance date, the Company will pay Butler Gonzalez LLP, the sum of Five Hundred ($500) Dollars for legal, administrative and escrow fees.

            (b) PLACEMENT AGENT FEES. Upon the execution of the Agreement the Company will issue Warrants to purchase one million six hundred eighty thousand (1,680,000) shares of Common Stock to the May Davis Group (the "PLACEMENT AGENT"). On each advance date the Company shall pay the Placement Agent an amount equal to ten percent (10%) of the advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

      Section 13.5 BROKERAGE. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party, other than the Placement Agent. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

      Section 13.6 CONFIDENTIALITY. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                    COMPANY:

                                    AVID SPORTSWEAR AND GOLF CORP.

                                    By: ______________________________________
                                          Name: Earl Ingarfield
                                          Title: President and Chief Executive
                                                 Officer


                                    INVESTOR

                                    By: ________________________________
                                          Name:

                                  APPENDIX "B"


THIS NOTE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S AND/OR REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S AND/OR REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                                    DEBENTURE

                          AVID SPORTSWEAR & GOLF CORP.

                            6% CONVERTIBLE DEBENTURE

                             DUE NOVEMBER ___, 2005

No.  ___                                                          $__________

      This Debenture is issued by AVID SPORTSWEAR & GOLF CORP., a Nevada corporation (the "COMPANY"), to ____________________________ (together with its permitted successors and assigns, the "HOLDER") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                   ARTICLE I.

     SECTION 1.01 PRINCIPAL AND INTEREST. For value received, on November ___, 2000, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of (US $), together with interest on the unpaid principal of this Debenture at the rate of six percent (6%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the five (5) year anniversary from the date hereof or (b) converted in accordance with Section 4.02 herein.

     SECTION 1.02 OPTIONAL CONVERSION. The Holder is entitled to convert at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "CONVERSION SHARES") of the Company's common stock, $0.001 par value ("COMMON STOCK"), at the price per share (the "CONVERSION PRICE") equal to an amount equal to eighty percent (80%) of the lowest Closing Bid Price of the Common Stock for the twenty (20) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a "CONVERSION PRICE". As used herein, "PRINCIPAL MARKET" shall mean the Nasdaq Bulletin Board System, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of EXHIBIT "A" to this Debenture, with appropriate insertions (the "CONVERSION NOTICE"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "CONVERSION DATE") shall be deemed to be the date set forth in the Conversion Notice, provided that the Company or the transfer agent delivers the Conversion Shares within ten (10) business days after receipt of a Conversion Notice. If such Conversion Shares are not delivered within such ten (10) business day period, the Conversion Date shall be the date such shares are actually delivered to the Holder.

     SECTION 1.03 RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

     SECTION 1.04 REGISTRATION RIGHTS. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "REGISTRATION RIGHTS AGREEMENT").

     SECTION 1.05 INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in
Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     SECTION 1.06 PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     SECTION 1.07 SUBORDINATED NATURE OF DEBENTURE. This Debenture and all payments hereon, including principal or interest, shall be subordinate and junior in right of payment to all accounts payable of the Company incurred in the ordinary course of business and/or bank debt of the Company .

                                  ARTICLE II.

     SECTION 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may be amended with the consent of the Holder. Without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

     SECTION 3.01 EVENTS OF DEFAULT.  An Event of Default is defined as follows:
(a) failure by the Company to pay amounts due hereunder within fifteen (15) business days of the date of maturity of this Debenture; (b) failure by the Company to advise its transfer agent to issue Common Stock to the Holder within ten (10) business days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the Company for thirty (30) business days after notice to it to comply with any of its other agreements in the Debenture;
(d) events of bankruptcy or insolvency; (e) a breach by the Company of its obligations under the Registration Rights Agreement which is not cured by the Company within fifteen (15) business days after receipt of written notice thereof. The Holder may not enforce the Debenture except as provided herein.

     SECTION 3.02 FAILURE TO ISSUE  UNRESTRICTED  COMMON STOCK.  As indicated in
Article III Section 3.01, a breach by the Company of its obligations under the Registration Rights Agreement shall be deemed an Event of Default, which if not cured within fifteen business (15) days, shall entitle the Holder accelerated full repayment of all debentures outstanding. The Company acknowledges that failure to honor a Notice of Conversion shall cause hardship to the Holder.

                                  ARTICLE IV.

     SECTION 4.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02 above.

     SECTION 4.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

     SECTION 4.03 LIMITATION ON RIGHT AND POWER TO EXERCISE. Any provision in this Debenture or any other document to the contrary not withstanding, the Holder shall not have the right or power to convert this Debenture into Common Stock, either in whole or in part, and any attempt to do so shall be void, if, after having given effect to such conversion, the Holder shall be or shall be deemed to be the beneficial owner of ten percent (10%) or more of the then outstanding Common Stock within the meaning or for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), or as the term "BENEFICIAL OWNER" is defined in Rule 13d-3 of the Act.

     SECTION 4.04 TERMINATION OF CONVERSION RIGHTS. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the five (5) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

     SECTION 5.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

     SECTION 5.02 CONSENT OF HOLDER TO SELL COMMON STOCK. So long as any of the principal of or interest on this Note remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance.

                                  ARTICLE VI.

     SECTION 6.01 NOTICE. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

       If to the Company:      Avid Sportswear & Golf Corp.
                               22 South Links Avenue, Suite 204
                               Sarasota, Florida  34236
                               Attention: Earl T. Ingarfield

       With a copy to:         Clayton Parker, Esq.
                               Kirkpatrick & Lockhart LLP
                               201 South Biscayne Boulevard, Suite 2000
                               Miami, Florida 33131

       If to Holder:           ______________________________________________
                               ______________________________________________
                               ______________________________________________
                               ______________________________________________




     SECTION 6.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New York without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.

     SECTION 6.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     SECTION 6.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

     SECTION 6.05 COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

      IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                AVID SPORTSWEAR & GOLF CORP.

                                By:______________________________________
                                   Name:  Earl T. Ingarfield
                                   Title: Chief Executive Officer and President

                                   EXHIBIT "A"
                              NOTICE OF CONVERSION
                              ---------------------

           (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE NOTE)



TO:

      The undersigned hereby irrevocably elects to convert $ of the principal amount of the above Note into Shares of Common Stock of Avid Sportswear & Golf Corp. according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:

APPLICABLE CONVERSION PRICE:

SIGNATURE:

NAME:

ADDRESS:

                                  APPENDIX "C"

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

      REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of November ____, 2000, by and among AVID SPORTSWEAR AND GOLF CORP., a Nevada corporation, with its principal office located at 22 South Links Avenue, Suite 204, Sarasota, Florida (the "COMPANY"), and the undersigned investors (each, an "INVESTOR" and collectively, the "INVESTORS").

      WHEREAS:

      A. The Company and the Investor identified on the line of credit agreement (the "LINE OF CREDIT INVESTOR") have entered into a Line of Credit, dated as of the date hereof (the "LINE OF CREDIT AGREEMENT"), pursuant to which the Company shall issue and sell to the Investor, from time to time as provided in the Line of Credit Agreement, and the Investor shall purchase up to Ten Million ($10,000,000) Dollars of Debentures (the "LINE OF CREDIT CONVERTIBLE DEBENTURES")for a total purchase price of Ten Million ($10,000,000) Dollars; and

      B. In connection with the sale of the Line of Credit Debentures the Company is granting to the Line of Credit Investor the right to purchase upon the conversion of Line of Credit Convertible Debentures the number of shares of common stock of the Company, par value $0.001 per share (the "COMMON STOCK" equal to (i) the principal amount of the Debentures (ii) divided by 80% of the Market Price (as defined in the Line of Credit Agreement) of the Common Stock.

      C. To induce the Investors to execute and deliver the Line of Credit Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

      1.    DEFINITIONS.
            -----------

      As used in this Agreement, the following terms shall have the following meanings:

            a. "INVESTOR" means an Investor and any transferee or assignee thereof to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9.

            b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            c.  "REGISTER,"   "REGISTERED,"  and   "REGISTRATION"   refer  to  a
registration   effected  by  preparing  and  filing  one  or  more  Registration

Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            d. "REGISTRABLE SECURITIES" means the shares of Common Stock issuable to Investors pursuant to the Credit Agreement.

            e. "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

      2.    REGISTRATION.
            ------------

            a. MANDATORY REGISTRATION. The Company shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. The Company shall cause such Registration Statement to be declared effective by the SEC prior to the first sale to Investors of the Company's Common Stock pursuant to the Credit Agreement.

            b. INELIGIBILITY FOR FORM S-3. In the event that Form S-3 is not available for the registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

            c. SUFFICIENT NUMBER OF SHARES REGISTERED. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities which Investors have purchased pursuant to the Credit Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities which Investors have purchased pursuant to the Credit Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefore arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

      3.    RELATED OBLIGATIONS.
            -------------------

            a. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration
Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

            c. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            e. As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            g. At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

            h. The Company shall make available for inspection by (i) any Investor and (ii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            i. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or The Nasdaq SmallCap Market or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

            k. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend, except as provided in Section 9.1 of the Line of Credit Agreement) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

            l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            m. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

            n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

            p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

4.    OBLIGATIONS OF THE INVESTORS.
      ----------------------------

      Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Credit Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

     5.    EXPENSES OF REGISTRATION.
           ------------------------

      All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

      6.    INDEMNIFICATION.
            ---------------

      With  respect  to   Registrable   Securities   which  are  included  in  a
Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). The Company shall reimburse the Investors and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to
Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            b. In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any amendment or supplement thereto and each Person, if any, who controls the

Company within the meaning of the 1933 Act or the 1934 Act and each of the Company's employees, agents and representatives (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or amendment or supplement thereto; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

            c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            e. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.    CONTRIBUTION.

      To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8.    REPORTS UNDER THE 1934 ACT.
            --------------------------

      With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144") the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Credit Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

      9.    ASSIGNMENT OF REGISTRATION RIGHTS.
            ---------------------------------

      The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if:
(i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Line of Credit Agreement.

      10.   AMENDMENT OF REGISTRATION RIGHTS.
            --------------------------------

      Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      11.   MISCELLANEOUS.
            -------------

            a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:      AVID SPORTSWEAR AND GOLF, CORP.
                        22 South Links Avenue - Suite 204
                        Sarasota, Florida  34236
                        Telephone:  (941) 330-8051
                        Facsimile:  (941) 366-6017
                        Attention:  Earl Ingarfield
                        President and Chief Executive Officer

With a copy to:         Kirkpatrick & Lockhart LLP
                        Attention:  Clayton Parker
                        201 South Biscayne Boulevard, Suite 2000
                        Miami, Florida  33131
                        Telephone:  (305) 539-3300
                        Facsimile:  (305) 358-7095

If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and the Investors as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            e. This Agreement, the Line of Credit Agreement and the Escrow Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Line of Credit Agreement and the Escrow Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities.

            k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                    AVID SPORTSWEAR AND GOLF CORP.

                                    By:_________________________________________

                                    Name:  Earl Ingarfield
                                    Title: President and Chief Executive Officer

                                    INVESTOR

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                              SCHEDULE OF INVESTORS
                              ---------------------

                    INVESTOR ADDRESS           INVESTOR'S REPRESENTATIVES'
INVESTOR NAME       AND FACSIMILE NUMBER       ADDRESS AND FACSIMILE NUMBER
-------------       --------------------       ----------------------------




















                                    SCHEDULE

                                    EXHIBIT A
                                    ---------

                                    EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------

[TRANSFER AGENT]

ATTN:____________________


            Re:   AVID SPORTSWEAR AND GOLF CORPORATION.
                  ------------------------------------

Ladies and Gentlemen:

      We are counsel to Avid Sportswear and Golf Corporation, a Nevada corporation (the "COMPANY"), and have represented the Company in connection with that certain Line of Credit Agreement (the "CREDIT AGREEMENT") entered into by and among the Company and the investors named therein (collectively, the "INVESTORS") pursuant to which the Company issued to the Investors shares of its Common Stock, par value $0.01 per share (the "COMMON STOCK"). Pursuant to the Credit Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the
Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                    Very truly yours,

                                    [ISSUER'S COUNSEL]

                                    By:
                                       ---------------------------------

cc:   [LIST NAMES OF INVESTORS]



                                   EXHIBIT A

                                  APPENDIX "D"

                                     WARRANT
                                     -------

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

                         AVID SPORTSWEAR AND GOLF CORP.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 00                                   Number of Shares: 1,680,000
Date of Issuance:                                         November ___ , 2000


Avid Sportswear and Golf Corp., a Nevada corporation (the "COMPANY"), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, May Davis Group, Inc., the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) 1,680,000 fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "WARRANT SHARES") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within 60 days of the Expiration Date. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

      Section 1.

              (a) PLACEMENT AGENT AGREEMENT. This Warrant is one of the common stock purchase warrants (the "WARRANTS") issued pursuant to the Placement Agent Agreement dated as of November __, 2000 between the Company and May Davis Group, Inc. (the "PLACEMENT AGENT AGREEMENT").

              (b) DEFINITIONS. The following words and terms as used in this Warrant shall have the following meanings:

                   (i) "APPROVED STOCK PLAN" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

                   (ii) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                   (iii) "CLOSING BID PRICE" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("BLOOMBERG") through its "Volume at Price" function).

                   (iv) "COMMON STOCK" means (i) the Company's common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                   (v) "EXCLUDED SECURITIES" means, (i) provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the date of this Warrant to employees of the Company within 30 days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the CLOSING BID PRICE of the Common Stock on the date of issuance of such option; and (ii) shares issued to Earl Ingarfield or Tom Browning upon conversion of the Company's indebtedness to such persons.

                   (vi) "EXPIRATION DATE" means the date five (5) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "HOLIDAY"), the next date that is not a Holiday.

                   (vii)  "ISSUANCE DATE" means the date hereof.

                   (viii) "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                   (ix) "OTHER SECURITIES" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date of this Warrant, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant and (iii) the shares of Common Stock issuable upon exercise of this Warrant.

                   (x) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                   (xi) "PRINCIPAL MARKET" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by BLOOMBERG or, if no bid or sale information is reported for such security by BLOOMBERG, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

                   (xii) "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of November ___, 2000 between the Company and May Davis with respect to the registration rights pertaining to the Common Stock issuable upon exercise of this Warrant.

                   (xiii) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                   (xiv) "WARRANT" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

                   (xv)   "WARRANT   EXERCISE   PRICE"  shall  be  $0.35  or  as
subsequently adjusted as provided in Section 8 hereof.

                   (xvi) "WARRANT SHARES" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

              (c)  OTHER DEFINITIONAL PROVISIONS.


                   (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                   (ii) When used in this Warrant, the words "HEREIN", "HEREOF", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "SECTION", "SCHEDULE", and "EXHIBIT" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                   (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

       Section 2.  EXERCISE OF WARRANT.

              (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the Closing Date, and prior to 11:59 P.M. Eastern Time on the Expiration Date, by (i) delivery of a written notice, in the form of the subscription notice attached as EXHIBIT A hereto (the "EXERCISE NOTICE"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "AGGREGATE EXERCISE PRICE") in cash or wire transfer of immediately available funds or (B) notification to the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in
Section 2(f)) and (iii) the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price (or notice of a Cashless Exercise) and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and, except for a Cashless Exercise, the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the "EXERCISE DELIVERY DOCUMENTS"), and if the Common Stock is DTC eligible credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight
(48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

              (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

              (c) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

              (d) If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within fifteen (15) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to .025% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

              (e) If within fifteen (15) Business Days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2(b) hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such fifteenth (15th) Business Day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

              (f) If the Warrant Shares are not covered by an effective registration statement for the resale of the Warrant Shares, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant to the extent then exercisable, in lieu of making payment of the Aggregate Exercise Price in cash, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

          NET NUMBER = (A X B) - (A X C)
          ------------------------------
                         B

For purposes of the foregoing       A = the total number of Warrant Shares with
formula: respect to which this Warrant is then being exercised.

                                    B = the Closing  Bid  Price  of the  Common
                                        Stock  on the date of  exercise  of
                                        the Warrant.

                                    C = the Warrant   Exercise  Price  then  in
                                        effect for the  applicable  Warrant
                                        Shares   at  the   time   of   such
                                        exercise.

       Section 3. COVENANTS AS TO COMMON STOCK. The Company hereby covenants and agrees as follows:

              (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

              (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

              (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

              (d) The Company shall promptly file a registration statement with the Securities and Exchange Commission to secure the listing of the Warrant Shares on the Principal Market in accordance with the terms and conditions regarding the registration rights of holders of Warrants set forth in the Registration Rights Agreement and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

              (e) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

              (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

       Section 4. TAXES. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

       Section 5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the

Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

       Section 6. REPRESENTATIONS OF HOLDER. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "ACCREDITED INVESTOR"). Upon exercise of this
Warrant, other than pursuant to a Cashless Exercise, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant, other than pursuant to a Cashless Exercise, that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

       Section 7.  OWNERSHIP AND TRANSFER.

              (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

              (b) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

       Section 8. ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

              (a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "APPLICABLE PRICE") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

              (b) EFFECT ON WARRANT EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

                   (i) ISSUANCE OF OPTIONS. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                   (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion or exchange of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

                   (iii) CHANGE IN OPTION PRICE OR RATE OF CONVERSION. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

              (c) EFFECT ON WARRANT EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

                   (i) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Market Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within five (5) Business

Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

                   (ii) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

                   (iii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                   (iv) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (d) ADJUSTMENT OF WARRANT EXERCISE PRICE UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

              (e)  DISTRIBUTION OF ASSETS.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "DISTRIBUTION"), at any time after the issuance of this Warrant, then, in each such case:

                   (i) any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

                   (ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

              (f) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(d),that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

              (g)  NOTICES.

                   (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                   (ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                   (iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

       Section 9.  PURCHASE    RIGHTS;     REORGANIZATION,     RECLASSIFICATION,
CONSOLIDATION, MERGER OR SALE.

              (a) In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

              (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC CHANGE." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "ACQUIRING ENTITY") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

       Section 10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

       Section 11. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Holder:        May Davis Group, Inc.
                         1 World Trade Center, Suite 8735
                         New York, NY 10048
                         Telephone: (212) 775-7400
                         Facsimile: (212) 775-8166
                         Attention: Michael Jacobs


With Copy to:            Butler Gonzalez LLP
                         1000 Stuyvesant Avenue
                         Suite # 6
                         Union, NJ  07083
                         Telephone: (908) 810-8588
                         Facsimile: (908) 810-0873
                         Attention: David Gonzalez, Esq.


If to the Company:       Avid Sportswear & Golf Corp.
                         22 South Links Avenue - Suite 204
                         Sarasota, Fl 34236
                         Telephone: (941) 330-8051
                         Facsimile:  (941) 366-6017
                         Attention: Earl Ingarfield, President and Chief
                         Executive Officer

With a copy to:          Kirkpatrick & Lockhart
                         201 South Biscayne Blvd.
                         Suite 2000
                         Miami, Fl  33131
                         Attention: Clayton Parker, Esq.
                         Telephone:  (305) 539-3306
                         Facsimile:  (305) 358-7095


If to a holder of this Warrant, to it at the address and facsimile number set forth on EXHIBIT C hereto, with copies to such holder's representatives as set forth on EXHIBIT C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

       Section 12. DATE. The date of this Warrant is November ___, 2000. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

       Section 13. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d),no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

       Section 14. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by Earl Ingarfield, its President and Chief Executive Officer, as of the ___ day of November, 2000.

                                       AVID SPORTSWEAR AND GOLF CORP.

                                       By:________________________________
                                       Name:  Earl Ingarfield
                                       Title: President and Chief
                                              Executive Officer

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

                                 TO BE EXECUTED
              BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                         AVID SPORTSWEAR AND GOLF CORP.

      The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of Avid Sportswear and Golf Corp., a Nevada corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. FORM OF WARRANT EXERCISE PRICE. The Holder intends that payment of the Warrant Exercise Price shall be made as:

____________   a "CASH  EXERCISE"  with  respect  to  _________________  Warrant
               Shares; and/or

____________   a "CASHLESS  EXERCISE"  with respect to  _______________  Warrant
               Shares (to the extent permitted by the terms of the Warrant).

      2. PAYMENT OF WARRANT EXERCISE PRICE. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

      3. DELIVERY OF WARRANT SHARES. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______


Name of Registered Holder

By:   _________________________
Name: _________________________
Title:_________________________

                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Avid Sportswear and Golf Corp., a Nevada corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:

                                         By:    _________________________
                                         Name:  _________________________
                                         Title: _________________________

                              EXHIBIT C TO WARRANT

                              INVESTORS' ADDRESSES


Name:           __________________________________________________________

Address:        __________________________________________________________

                __________________________________________________________


Name:           __________________________________________________________

Address:        __________________________________________________________

                __________________________________________________________


Name:           __________________________________________________________

Address:        __________________________________________________________

                __________________________________________________________


Name:           __________________________________________________________

Address:        __________________________________________________________

                __________________________________________________________


Name:           __________________________________________________________

Address:        __________________________________________________________

                __________________________________________________________

                                  APPENDIX "E"

                          REGISTRATION RIGHTS AGREEMENT

           REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of November _________, 2000, by and among Avid Sportswear and Golf Corp., a Nevada corporation, with its principal office located at 22 South Links Avenue, Suite 204, Sarasota, Fl (the "COMPANY"), and May Davis Group, Inc., with its principal office at One World Trade Center, Suite 8735, New York, NY ("MAY DAVIS").

           WHEREAS:

           A. In connection with the Placement Agent Agreement between the parties hereto of even date herewith (the "PLACEMENT AGENT AGREEMENT"), the Company has agreed to issue common stock purchase warrants to purchase an aggregate of one million six hundred eighty thousand (1,680,000) shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), at a fixed exercise price for a term of five (5) years from the date of issuance of such warrants (individually, a "WARRANT" and collectively, the "WARRANTS"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Placement Agent Agreement.

           B. To induce the Placement Agent to enter to execute and deliver the Placement Agent Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws, with respect to the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES").




           NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Warrant Holders hereby agree as follows:

           1.        DEFINITIONS.
                     -----------

                     As used in this Agreement, the following terms shall have the following meanings:

                     a. "WARRANT HOLDER" means a Warrant Holder and any transferee or assignee thereof to whom an Warrant Holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                     b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

                     c. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more
Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                     d. "REGISTRABLE SECURITIES" means the shares of Common Stock issuable to Warrant Holders upon exercise of the Warrants issued pursuant to the Placement Agent Agreement.

                     e. "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

           2.        REGISTRATION.
                     ------------

                     a. Subject to the terms and conditions of this Agreement, the Company shall prepare and use its best efforts to file within forty (40) days, with the Commission a Registration Statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the 1933 Act (the "INITIAL REGISTRATION STATEMENT") for the registration of 1,680,000 shares of Common Stock to be issued upon exercise of the Warrants issued pursuant to the Placement Agent Agreement dated the date hereof and cause such Initial Registration Statement to be declared effective and to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Initial Registration Statement with the Commission, the Company shall furnish a copy of the Initial Registration Statement to the Warrant Holders, May Davis and Butler Gonzalez, LLP for their review and comment together with a selling shareholder questionnaire in form prepared by the Company. The Warrant Holders, the Placement Agent and Butler Gonzalez, LLP shall furnish comments on the Initial Registration Statement and an executed selling shareholder questionnaire to the Company within twenty four (24) hours of the receipt thereof from the Company.

                     b. EFFECTIVENESS OF THE INITIAL REGISTRATION STATEMENT. The Company shall use its commercially reasonable efforts (i) to have the Initial Registration Statement declared effective by the SEC by no later than ninety (90) days after the date hereof (the "SCHEDULED EFFECTIVE DEADLINE") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect throughout the term of this Agreement subject to the terms and conditions of this Agreement.

                     c.        SUFFICIENT  NUMBER OF SHARES  REGISTERED.  In the
event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable
Securities which are issuable to the Warrant Holders upon exercise of the Warrants issued pursuant to the Placement Agent Agreement, the Company shall amend the Registration Statement, or use its commercially reasonable efforts to file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities issuable to the Warrant Holders upon exercise of the Warrants issued pursuant to the Placement Agency Agreement as soon as practicable, but in any event not later than fifteen (15) business days after the necessity therefore arises. The
Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable upon exercise of the Warrants is greater than the number of shares available for resale under such Registration Statement.

           3.        RELATED OBLIGATIONS.
                     -------------------

                     a. The Company shall keep the Registration Statement effective during the term of the Warrant pursuant to Rule 415 at all times until the date on which the Warrant Holder shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                     b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                     c. The Company shall furnish to each Warrant Holder whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Warrant Holder may reasonably request) and (iii) such other documents as such Warrant Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Warrant Holder.


                     d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Warrant Holder reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Warrant Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                     e. As promptly as practicable after becoming aware of such event or development, the Company shall notify each Warrant Holder in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Warrant Holder. The Company shall also promptly notify each Warrant Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Warrant Holder by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                     f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of

America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Warrant Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                     g. At the reasonable request of any Warrant Holder, the Company shall furnish to such Warrant Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Warrant Holder may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Warrant Holders.

                     h. The Company shall make available for inspection by (i) any Warrant Holder and (ii) one firm of accountants or other agents retained by the Warrant Holders (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Warrant Holder hereby agrees, to hold in strict confidence and shall not make any disclosure (except to a Warrant Holder) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Warrant Holder has knowledge. Each Warrant Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                     i. The Company shall hold in confidence and not make any disclosure of information concerning a Warrant Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Warrant Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Warrant Holder and allow such Warrant Holder, at the Warrant Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                     j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or
(ii) to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

                     k. The Company shall cooperate with the Warrant Holders who hold Registrable Securities being offered and, to the extent applicable upon exercise of the Warrants, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Warrant Holders may reasonably request and registered in such names as the Warrant Holders may request.

                     l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                     m. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                     n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                     o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Warrant Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

                     p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Warrant Holders of Registrable Securities pursuant to a Registration Statement.

           4.        OBLIGATIONS OF THE WARRANT HOLDERS.
                     ----------------------------------

                     Each Warrant Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Warrant Holder will immediately discontinue disposition of any Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Warrant Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Warrant Holder in accordance with the terms of the Placement Agreement in connection with any sale of Registrable Securities with respect to which a Warrant Holder has entered into a contract for sale prior to the Warrant Holder's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Warrant Holder has not yet settled.

           5.        EXPENSES OF REGISTRATION.
                     ------------------------

                     All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

           6.        INDEMNIFICATION.
                     ---------------

                     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

                     a.        To the  fullest  extent  permitted  by  law,  the
Company will, and hereby does, indemnify, hold harmless and defend each Warrant Holder, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Warrant Holder within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). The Company shall reimburse the Warrant Holders and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Warrant Holders to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Warrant Holders pursuant to Section 9.

                     b. In connection with a Registration Statement, each Warrant Holders agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers , employees, agents and representatives of the Company each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Warrant Holders expressly for use in connection with such Registration Statement or amendment or supplement thereto; and, subject to
Section 6(d), such Warrant Holders will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Warrant Holders, which consent shall not be unreasonably withheld; provided, further, however, that the Warrant Holders shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Warrant Holders as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Warrant Holders pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Warrant Holders prior to such Warrant Holders' use of the prospectus to which the Claim relates.

                     c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Warrant Holders holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                     d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.


                     e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

           7.        CONTRIBUTION.
                     ------------

                     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

           8.        REPORTS UNDER THE 1934 ACT.
                     --------------------------

                     With a view to making available to the Warrant Holders the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Warrant Holders to sell securities of the Company to the public without registration ("RULE 144") the Company agrees to:

                     a. make and keep public information available, as those terms are understood and defined in Rule 144;

                     b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Placement Agent Agreement) and the filing of such reports and other documents as required by the applicable provisions of Rule 144; and

                     c. furnish to each Warrant Holder so long as such Warrant Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Warrant Holders to sell such securities pursuant to Rule 144 without registration.

           9.        ASSIGNMENT OF REGISTRATION RIGHTS.
                     ---------------------------------

                     The rights under this Agreement shall be automatically assignable by the Warrant Holders to any transferee of all or any portion of Registrable Securities if: (i) the Warrant Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Placement Agent Agreement.

           10.       AMENDMENT OF REGISTRATION RIGHTS.
                     --------------------------------

                     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Warrant Holder who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Warrant Holders and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

           11.       MISCELLANEOUS.
                     -------------

                     a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                     b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party; or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                     If to the Company:

                               AVID SPORTSWEAR AND GOLF CORP.
                               22 South Links Avenue - Suite 204
                               Sarasota, Fl  34236
                               Telephone:  (941) 330-8051
                               Facsimile:  (941) 366-6017

                               Attention:  Earl Ingarfield, President and Chief
                                           Executive Officer

           with Copy to:

                               Kirkpatrick & Lockhart LLP
                               201 South Biscayne Blvd. - Suite 2000
                               Miami, Fl 33131
                               Telephone: (305) 539-3300
                               Facsimile: (305) 358-7095

                               Attention: Clayton E. Parker, Esq.

If to a Warrant Holder, to its address and facsimile number on the Schedule of Warrant Holders attached hereto, with copies to such Warrant Holder's representatives as set forth on the Schedule of Warrant Holders or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimilie waiver or other communication, (B) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                     c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                     d. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and the Warrant Holders as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                     e. This Agreement, the Placement Agent Agreement and the escrow agreement with First Union National Bank (the "ESCROW AGREEMENT") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Placement Agent Agreement and the Escrow Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                     f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                     g.        The   headings   in   this   Agreement   are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                     h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                     i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                     j. All consents and other determinations to be made by the Warrant Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Warrant Holders holding a majority of the Registrable Securities.

                     k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                     l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                          AVID SPORTSWEAR AND GOLF CORP.

                          By:  ____________________________________
                                    Name: Earl Ingarfield
                                    Title: President and Chief Executive Officer



                          MAY DAVIS GROUP, INC.

                          By:  ____________________________________
                                    Name: Michael Jacobs
                                    Title:Managing Director

                                                    SCHEDULE OF WARRANT HOLDERS

                                               WARRANT HOLDER ADDRESS                     WARRANT HOLDER'S REPRESENTATIVES' ADDRESS
       WARRANT HOLDER NAME                      AND FACSIMILE NUMBER                                 AND FACSIMILE NUMBER
---------------------------------- ----------------------------------------------- ------------------------------------------------
Mark A. Angelo
Joseph Donahue                     One World Trade Center                            One World Trade Center
Robert Farrell                     87th Floor                                        87th Floor
Hunter Singer                      New York, NY  10048                               New York, NY  10048
                                   Facsimile : (212) 774-8166                        Facsimile : (212) 774-8166





                                                                      EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
ATTN:
     -------------------------------------

                     RE:       AVID SPORTSWEAR AND GOLF CORP.
                               ------------------------------

Ladies and Gentlemen:

           We are counsel to Avid Sportswear and Golf Corp., a Nevada corporation (the "COMPANY"), and have represented the Company in connection with that certain Placement Agency Agreement (the "PLACEMENT AGENT AGREEMENT") entered into by and among the Company and the Warrant Holders named therein (collectively, the "WARRANT HOLDERS") pursuant to which the Company issued to the Warrant Holders shares of its Common Stock, par value $0.00 per share (the "COMMON STOCK") upon exercise of the Warrants. Pursuant to the Placement Agent Agreement, the Company also has entered into a Registration Rights Agreement with the Warrant Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Warrant Holders as a selling stockholder thereunder.

           In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                       Very truly yours,

                                       [ISSUER'S COUNSEL]

                                       By:
                                          -------------------------------------
cc:        [LIST NAMES OF WARRANT HOLDERS]

                                  APPENDIX "F"

                      AVID SPORTSWEAR AND GOLF CORPORATION
                            PLACEMENT AGENT AGREEMENT

                                              Dated as of: November ___, 2000
May Davis Group, Inc.
One World Trade Center - Suite 8735
New York, New York, 10048

Ladies and Gentlemen:

         The undersigned, Avid Sportswear and Golf Corp., (the "COMPANY"), hereby agrees with May Davis Group, Inc. ("MAY DAVIS") as follows:

         1. OFFERING. The Company hereby engages May Davis to act as its exclusive placement agent in connection with the Line of Credit Agreement (as defined herein) for the issuance and sale by the Company (the "OFFERING") of Debentures (the "DEBENTURES"), at a price equal to the Purchase Price, as that term is defined in the Line of Credit Agreement dated the date hereof between the Company and the investor named therein (the "CREDIT AGREEMENT"), for an aggregate price of up to $10,000,000. All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them as in the Line of Credit Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof. The documents to be executed and delivered in connection with the Offering, including but not limited to this Agreement, the Line of Credit Agreement, the Registration Rights Agreement, the escrow agreement with First Union National Bank (the "ESCROW AGREEMENT"), are referred to sometimes hereinafter collectively as the "OFFERING MATERIALS." The Debentures are sometimes referred to hereinafter as the "SECURITIES." May Davis shall not be obligated to sell any Securities and this Offering by May Davis shall be solely on a "best efforts basis."

         2.   INFORMATION.

         A. Upon the execution of the Credit Agreement, the Company shall pay May Davis's Counsel, Butler Gonzalez LLP, Twenty Thousand Dollars ($20,000) for legal fees and other related expenses. Upon the occurrence of each Closing, the funds received in respect of the Debentures purchased by the Investor will be disbursed in accordance with the terms of the Line of Credit Agreement, net of
(i) the commission payable to May Davis, equal to eight and 2/5 percent (8.4%) of the gross proceeds from the sale of the Debentures, and (ii) Five Hundred Dollars ($500.00) for legal fees and other expenses related thereto due to May Davis's counsel and the Escrow Agent.

         B. In addition to the foregoing compensation, the Company shall issue to May Davis upon the execution of the Credit Agreement the following: (i) a warrant in substantially the form annexed hereto to purchase one million six hundred eighty thousand (1,680,000) shares of Common Stock at an exercise price per share of $0.35, exercisable in part or in whole at any time by May Davis at its discretion for a period of sixty (60) months from the date of issuance (the "WARRANT"). The Placement Agent's Warrants shall be issued to the individuals and in the amounts set forth on Schedule A. May Davis shall be entitled to certain demand registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants pursuant to a registration rights agreement in substantially the same form annexed hereto (the "PLACEMENT AGENT'S REGISTRATION RIGHTS AGREEMENT").

         3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF MAY DAVIS.

         A.   May Davis represents, warrants and covenants as follows:

              (i) May Davis has the necessary power to enter into this Agreement, the Placement Agent's Registration Rights Agreement and the Escrow Agreement and to consummate the transactions contemplated hereby and thereby.

              (ii) The execution and delivery by May Davis of this Agreement, the Placement Agent's Registration Rights Agreement, the Escrow Agreement and the consummation of the transactions contemplated herein and therein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which May Davis is a party or by which May Davis or its properties are bound, or any judgment, decree, order or, to May Davis's knowledge, any statute, rule or regulation applicable to May Davis. This Agreement, the Placement Agent's Registration Rights Agreement and the Escrow Agreement when executed and delivered by May Davis, will constitute the legal, valid and binding obligations of May Davis, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

              (iii) Upon receipt of an executed Line of Credit Agreement, a Registration Rights Agreement and Escrow Agreement and the documents related thereto, May Davis will, through the Escrow Agent, promptly forward copies of the Line of Credit Agreement, Registration Rights Agreement and Escrow Agreement and the documents related thereto to the Company or its counsel.

              (iv) May Davis will not deliver any documents related to the Offering to any person it does not reasonably believe to be an Accredited Investor as defined in Rule 501 (a) (3) of Regulation D.

              (v) May Davis will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the

1933 Act, the 1934 Act, the respective rules and regulations promulgated there under (the "RULES AND REGULATIONS") or applicable "Blue Sky" laws of any state or jurisdiction.

              (vi) May Davis shall use all reasonable efforts to determine (a) whether the Investor is an Accredited Investor and (b) that any information furnished by the Investor is true and accurate. May Davis shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of May Davis's obligations and the accuracy of May Davis's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.

              (vii) May Davis is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by May Davis, unless an exemption for such state registration is available to May Davis. May Davis is in compliance with all material rules and regulations applicable to May Davis generally and applicable to May Davis's participation in the Offering.

         4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         A.   The Company represents and warrants as follows:

              (i) The execution, delivery and performance of each of this Agreement, the Line of Credit Agreement, the Escrow Agreement, the Placement Agent's Registration Rights Agreement and the Registration Rights Agreement executed by the Investor(s) has been or will be duly and validly authorized by the Company and is, or with respect to this Agreement, the Line of Credit Agreement, the Escrow Agreement, the Placement Agent's Registration Rights Agreement and the Registration Rights Agreement executed with the Investor(s) will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy. Prior to the issuance of the Securities to be issued pursuant to the transactions contemplated by this Agreement and the Line of Credit Agreement have been duly authorized. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

              (ii) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Line of Credit Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the agreements described herein and as described in the Line of Credit Agreement and the documents referenced therein. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company. The Company has 50,000,000 shares of authorized Common Stock, 44,479,406 of which will be issued and outstanding as of the date hereof.

              (iii) The  Company  intends to hold a meeting of  shareholders  to increase its authorized Common Stock within sixty (60) days of the date hereof. The Common Stock to be issued in accordance with Line of Credit Agreement will be duly authorized and when issued and paid for in accordance with the this Agreement, the Line of Credit Agreement and the certificates/instruments representing such Common Stock, will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

              (iv) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

              (v) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

              (vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Materials. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the Company's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Line of Credit Agreement, the Placement Agent's Registration Rights Agreement, the Registration Rights Agreement, and the Escrow Agreement, and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Line of Credit Agreement,

Registration Rights Agreement, and the Escrow Agreement except as required by applicable federal and state securities laws. The Company, since its inception, has not incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

              (vii) There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

              (viii) Except as set forth in the Offering Materials, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or line of credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or by-laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any material statute, rule or regulation. Neither the execution and delivery of this Agreement, the line of credit agreement, the Placement Agent's Registration Rights Agreement the Registration Rights Agreement, the Escrow Agreement, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Credit Agreement, the Placement Agent's Registration Rights Agreement, the Registration Rights Agreement, and the Escrow Agreement, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or line of credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by May Davis of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

              (ix) Subsequent to the dates as of which information is given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or
(c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering Materials, and except for loans convertible into Common Stock payable to its CEO and certain of its directors, the Company has no outstanding obligations to any officer or director of the Company.

              (x) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect May Davis's compensation, as determined by the National Association of Securities Dealers, Inc.

              (xi) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) and, except as set forth in the Offering Materials, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

              (xii) Except as described in the Offering Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

              (xiii) Subject to the performance by May Davis of its obligations hereunder, the Line of Credit Agreement and the offer and sale of the Securities comply, and will continue to comply, up to the Commitment Period (as defined in the Line of Credit Agreement) in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials and will be true and correct on the date of the Closing.

              (xiv) All material taxes which are due and payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company except for those taxes disputed in good faith the Company does not have any tax deficiency or claim outstanding assessed or proposed against it.

              (xv) None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

         5.   CERTAIN COVENANTS AND AGREEMENTS OF THE COMPANY.

         The Company covenants and agrees at its expense and without any expense to May Davis as follows:

         A. To advise May Davis of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

         B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Line of Credit Agreement and upon exercise of the Convertible Debentures to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as May Davis and the Investor shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

         C. Upon written request, to provide and continue to provide the to each holder of Securities, copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

         D. To deliver, during the Commitment Period, to May Davis, upon May Davis's request, in the manner provided in Section 10(B) of this Agreement, within forty five (45) days, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

         E. To comply with the terms of the Line of Credit Agreement, the Registration Rights Agreement, and the Escrow Agreement.

         F. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

         6.   INDEMNIFICATION.

              A. The Company hereby agrees that it will indemnify and hold May Davis and each officer, director, shareholder, employee or representative of May Davis, and each person controlling, controlled by or under common control with May Davis within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's Rules and Regulations promulgated there under (the "RULES AND REGULATIONS"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which May Davis or such indemnified person of May Davis may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to May Davis given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against May Davis or such indemnified person as a direct result of May Davis or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

         B. May Davis hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of May Davis or its officers, employees or representatives in its acting as Placement Agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by May Davis in this Agreement (iii) any false or misleading information provided to the Company by one of the May Davis indemnified persons.

         C. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

         D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and May Davis shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that May Davis shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to May Davis and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(D), any person controlling, controlled by or under common control with May Davis, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as May Davis and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this
Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this
Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

         7.   PAYMENT OF EXPENSES.

         The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, Escrow Agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any, and counsel fees and expenses.

         8.   CONDITIONS OF CLOSING

         Closing shall be held at the offices of May Davis or its counsel. The obligations of May Davis hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Date of Closing (the "CLOSING DATE") with respect to the Company as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

         A. At the Closing, May Davis shall receive the opinion of Kirkpatrick & Lockhart, dated as of the date of the Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for May Davis.

         B. At or prior to the Closing, counsel for May Davis shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

         C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed in the Offering Materials or to May Davis in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received which would cause a material adverse effect on the properties or business of the Company; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or with respect to convertible securities outstanding as of the date hereof and certain directors or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise) except for indebtedness payable to its CEO and certain directors and trade payable debt; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

         D. The Closing, May Davis shall have received a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

         9.   TERMINATION.

         This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Line of Credit Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of May Davis and the obligations of the Company shall survive the termination of this Agreement unabridged.

         10.  MISCELLANEOUS.

         A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

         B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed ( upon confirmation of receipt received by the sending party), addressed as follows:

         To May Davis:

                  May Davis Group, Inc.
                  One World Trade Center - Suite 8735
                  New York, New York  10048
                  Attention: Michael Jacobs

         with a copy to:

                  Butler Gonzalez LLP
                  1000 Stuyvesant Avenue, Suite #6
                  Union, NJ  07083
                  Fax: (908) 810-0973
                  Attention: David Gonzalez, Esq.

         To the Company:

                  Avid Sportswear and Golf Corp.
                  22 South Links Avenue - Suite 204
                  Sarasota, FL  34236
                  Attention:  Earl Ingarfield
         with copy to:

                  Kirkpatrick & Lockhart, LLP
                  201 South Biscayne Blvd.,  Suite 2000
                  Miami, FL  33131
                  Attention:  Clayton Parker, Esq.

or to such other address of which written notice is given to the others.

         C. This Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

         D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as
of  the  date   first   written   above.


                            AVID SPORTSWEAR AND GOLF CORP.



                            By:_______________________________
                                 Name: Earl Ingarfield
                                 Title:  President and Chief Executive Officer

                            MAY DAVIS GROUP, INC.



                            By:______________________________
                                 Name:  Michael Jacobs
                                 Title: Managing Director

                                    WARRANTS
                                    --------


Warrant Holder                                                         Amount
--------------                                                         ------

The May Davis Group
Mark A. Angelo
Joseph Donohue
Hunter Singer
Robert Farrell

                                  APPENDIX "G"

                                ESCROW AGREEMENT
                                ----------------

           THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of November ___, 2000, by AVID SPORTSWEAR AND GOLF CORP., a Nevada Corporation (the "COMPANY"); THE MAY DAVIS GROUP, a Maryland corporation (the "PLACEMENT AGENT"); and FIRST UNION NATIONAL BANK, a national banking association, as Escrow Agent hereunder (the "ESCROW AGENT").

                                 I. BACKGROUND
                                 -------------

           WHEREAS, the Company through the Placement Agent on November __, 2000 entered into a line of credit agreement (the "LINE OF CREDIT AGREEMENT") wherein the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase up to Ten Million ($10,000,000) Dollars of Debentures for a total purchase price of Ten Million ($10,000,000) Dollars, (the "PROCEEDS"). The Line of Credit Agreement provides that the investor shall deposit the purchase price of the securities purchased pursuant to the Line of Credit Agreement in a segregated escrow account to be held by Escrow Agent in order to effectuate a disbursement of the Proceeds to the Company at a closing to be held as set forth in the Line of Credit Agreement (the "CLOSING").

           WHEREAS, the Placement Agent intends to sell Debentures as the Company's agent (the "OFFERING").

           WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this agreement.

           WHEREAS, in order to establish the escrow of funds and to effect the provisions of the Line of Credit Agreement, the parties hereto have entered into this Agreement.

           NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

           1. DEFINITIONS. The following terms shall have the following meanings when used herein:

                a. "ESCROW FUNDS" shall mean the funds deposited with the Escrow Agent pursuant to this Agreement.

                b. "JOINT WRITTEN DIRECTION" shall mean a written direction executed by the Placement Agent and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

                c. "ESCROW PERIOD" shall begin with the termination of the Offering and shall terminate upon the earlier to occur of the following dates:

                        (i) The date upon which the Escrow Agent confirms that it has received in the Escrow Account all of the Proceeds;

                        (ii) The expiration of twenty (20) days from the date of termination of the Offering (unless extended by mutual written agreement between the Company and the Placement Agent with a copy of such extension to the Escrow Agent); or

                        (iii) The date upon which a determination is made by the Company and the Placement Agent to terminate the Offering prior to the sale of all the Common Stock.

During the Escrow Period, the Company and the Placement Agent are aware that they are not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or the Placement Agent or any other entity, or be subject to the debts of the Company or the Placement Agent or any other entity.

           2. APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT. The Placement Agent and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

           3. CREATION OF ESCROW FUNDS. On or prior to the date of the commencement of the Offering, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled as follows: Avid Sports Wear and Golf/May Davis Group, Inc. Escrow Account for the deposit of the Escrow Funds. The Placement Agent will instruct subscribers to wire funds to the account of the Escrow Agent as follows:

Bank:                          First Union National Bank of New Jersey
Routing #                      031201467
Account #                      2020000659170
Name on Account:               Butler Gonzalez LLP/First Union Escrow Account
Name on Sub-Account:           Avid Sportswear and Golf, Corp./May Davis Group,
                                Inc.  Escrow Account
Reference Sub-Account #        _____-00
Attn:                          Robert Mercado (732) 452-3005
                               Carmela Agugliaro (732) 452-3005

Only wire transfers shall be accepted.

           4. DEPOSITS INTO THE ESCROW ACCOUNT. The Placement Agent agrees that they shall promptly deliver all monies received from subscribers for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

           5.   DISBURSEMENTS FROM THE ESCROW ACCOUNT.

                a. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Escrow Funds, Escrow Agent shall notify the Company and the Placement Agent. The Escrow Agent will continue to hold such funds until Placement Agent and Company execute a Joint Written Direction directing the Escrow Agent to disburse the Proceeds pursuant to Joint Written Direction signed by the Company. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Placement Agent that Escrow Agent already has on file.

           In the event the Escrow Agent does not receive the amount of the Escrow Funds from the investors, the Escrow Agent shall notify the Company and the Placement Agent. Upon receipt of payment instructions from the Company, the Escrow Agent shall refund to each subscriber without interest the amount received from each investor, without deduction, penalty, or expense to the subscriber. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Company, the Placement Agent or any of their creditors.

           In the event the Escrow Agent does receive the amount of the Escrow Funds prior to expiration of the Escrow Period, in no event will the Escrow Funds be released to the Company until such amount is received by the Escrow
Agent in collected funds. For purposes of this Agreement, the term "COLLECTED FUNDS" shall mean all funds received by the Escrow Agent which have cleared normal banking channels and are in the form of cash.

           6. COLLECTION PROCEDURE. The Escrow Agent is hereby authorized to forward each wire for collection and, upon collection of the proceeds of each wire deposit the collected proceeds in the Escrow Account.

           Any wires returned unpaid to the Escrow Agent shall be returned to the Placement Agent. In such cases, the Escrow Agent will promptly notify the Company of such return.

           If the Company rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check or wire to the rejected subscriber. If the Company rejects any subscription for which the Escrow Agent has not yet collected funds but has submitted the subscriber's wire for collection, the Escrow Agent shall promptly issue a check or wire the amount of the subscriber's wire to the rejected subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected subscriber's wire for collection, the Escrow Agent shall promptly remit the subscriber's wire directly to the subscriber. The Company shall provide payment instructions to the Escrow Agent.

           7. SUSPENSION OF PERFORMANCE: DISBURSEMENT INTO COURT. If at any time, there shall exist any dispute between the Company and the Placement Agent with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

                b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

                c. Escrow Agent shall have no liability to the Company, the Placement Agent, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

           8. INVESTMENT OF ESCROW FUNDS. The Escrow Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

           If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Funds, or such portion thereof, as to which no Joint Written Direction has been received, in investments described above. The foregoing investments shall be made by the Escrow Agent. Notwithstanding anything to the contrary contained, Escrow Agent may, without notice to the parties, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds or any Joint Written Direction received by Escrow Agent with respect to investment of any funds in the Escrow Funds after ten o'clock, a.m., New Jersey time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in New Jersey are open for business.

           9. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Placement Agent and the Company identified in Sections 15.a.(iv) and 15.b.(iv) below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

           10.  LIABILITY OF ESCROW AGENT.

                a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Purchase Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Placement Agent jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

                b. The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

           11. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Placement Agent hereunder in writing, and the Placement Agent and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Placement Agent and/or the Company shall be required to pay such fees and expense if (a) the Placement Agent or the Company agree to pay such fees and expenses, or (b) the Placement Agent and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Placement Agent and the Company is the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party, the Company and/or the Placement Agent and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Placement Agent. The Placement Agent and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Placement Agent pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

           The parties agree that neither payment by the Company or the Placement Agent of any claim by Escrow Agent for indemnification hereunder shall impair, limit, modify, or affect, as between the Placement Agent and the Company, the respective rights and obligations of Placement Agent, on the one hand, and the Company, on the other hand, under the Placement Agency Agreement.

           12. EXPENSES OF ESCROW AGENT. Except as set forth in Section 11 the Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

           13.  WARRANTIES.

                a. Placement Agent makes the following representations and warranties to Escrow Agent:

                        (i) Placement Agent has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

                        (ii) This Escrow Agreement has been duly approved by all necessary corporate action of Placement Agent, including any necessary shareholder approval, has been executed by duly authorized officers of the Placement Agent, enforceable in accordance with its terms.

                        (iii) The execution, delivery, and performance of the Placement Agent of this Agreement will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of Placement Agent, any applicable law or regulation, any court order or administrative ruling or degree to which the Placement Agent is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                        (iv) Michael Jacobs has been duly appointed to act as the representative of The May Davis Group, Inc., hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Placement Agent's representative under this Agreement, all without further consent or direction form, or notice to, the Placement Agent or any other party.

                        (v) No party other than the parties hereto and the Investors have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                        (vi) All of the representations and warranties of the Placement Agent contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

                b. The Company makes the following representations and warranties to Escrow Agent:

                        (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

                        (ii) This Escrow Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

                        (iii) The execution, delivery, and performance by the Company of this Escrow Agreement is in accordance with the Purchase Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation to the Securities Purchase Agreement, to which the Company is a party.

                        (iv) Earl Ingarfield has been duly appointed to act as the representatives of the Company hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

                        (v) No party other than the parties hereto and the Investors have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                        (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

           14. CONSENT TO JURISDICTION AND VENUE. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Essex County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

           15. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and upon confirmation of receipt and addressed to the party to be notified as follows:

If to Placement Agent, to:             The May Davis Group, Inc.
                                       One World Trade Center
                                       New York, NY 10048
                                       Attention: Michael Jacobs
                                       Facsimile: (212) 775-8166

With a Copy to:                        Butler Gonzalez, LLP
                                       1000 Stuyvesant Avenue
                                       Suite #6
                                       Union, NJ  07083
                                       Attention: David Gonzalez, Esq.
                                       Facsimile: (908) 810-0973

If to Company, to:                     Avid Sportswear and Golf, Corp.
                                       22 South Links Avenue - Suite 204
                                       Sarasota, Fl 33015
                                       Attn:      Earl Ingarfield President
                                                  and Chief Executive Officer
                                       Facsimile: (941) 366- 6017

With copy to:                          Kirkpatrick & Lockhart
                                       201 South Biscayne Blvd.
                                       Suite 2000
                                       Miami, Fl  33131
                                       Attn:      Clayton Parker, Esq.
                                       Facsimile: (305) 358-7095

If to Escrow Agent, to:                First Union National Bank,
                                       407 Main Street
                                       Metuchen, NJ 08840
                                       Attention: Robert Mercado
                                                  Carmela Agugliaro
                                       Facsimile: (732) 452-3005

Or to such other address as each party may designate for itself by like notice.

           16. AMENDMENTS OR WAIVER. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

           17. SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

           18. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

           19.  ENTIRE   AGREEMENT.   This  Agreement   constitutes  the  entire
Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

           20. BINDING EFFECT. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Placement Agent, the Company, or the Escrow Agent.

           21. EXECUTION OF COUNTERPARTS. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

           22. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

                           [SIGNATURE PAGE TO FOLLOW]

           IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                   AVID SPORTSWEAR AND GOLF,
                                   CORP.

                                   By:
                                      ------------------------------------------
                                   Name:   Earl Ingarfield

                                   Title:  President and Chief Executive Officer


                                   FIRST UNION NATIONAL BANK

                                   By:
                                      ------------------------------------------
                                   Name:   Robert Mercado
                                   Title:  As Escrow Agent


                                   THE MAY DAVIS GROUP, INC.

                                   By:
                                      ------------------------------------------
                                   Name:   Michael Jacobs
                                   Title:  Managing Director